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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K




                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported: OCTOBER 7, 1999


                              HYBRID NETWORKS, INC.
             (Exact name of registrant as specified in this charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       0-23289                                       77-02520931
(Commission File Number)                (I.R.S. Employer Identification Number)



                  6409 GUADALUPE MINES ROAD, SAN JOSE, CA 95120
               (Address of principal executive offices) (Zip Code)


                                 (408) 323-6250
              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.  OTHER EVENTS.

         Hybrid Networks, Inc. announced today the appointment of Thara M. Edson as Vice President, Finance and Chief Financial Officer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to report to be signed on its behalf by the undersigned, thereunto duly authorized.






Dated:  October 11, 1999           Hybrid Networks, Inc.



                                   By: /s/ Carl S. Ledbetter
                                      ----------------------------------------
                                          Carl S. Ledbetter
                                          Chairman and Chief Executive Officer